                                                                    EXHIBIT 10.7

                              STANDSTILL AGREEMENT

         This   Standstill   Agreement   dated  as  of  January  29,  2003  (the
"Agreement") is by and among St. Mary Land & Exploration Company, a Delaware corporation  ("St.  Mary"),  and Flying J Oil & Gas Inc., a Utah corporation
("FJOG") and Big West Oil &  Gas Inc.,  a Utah  corporation  ("BWOG")  (with
FJOG, BWOG and the Parent collectively referred to herein as "Flying J").

                                    RECITALS

         WHEREAS,  St.  Mary,  FJOG and BWOG  have  entered  into  that  certain
Purchase  and Sale  Agreement  dated as of December  13, 2002 (the "PSA") by and among FJOG and BWOG,  NPC Inc., a Colorado  corporation,  and St. Mary,  whereby upon the  closing of the PSA St.  Mary  shall  issue to FJOG and BWOG a total of
3,380,818  shares (the  "Shares") of St. Mary common stock,  $0.01 par value per share (the "St. Mary Stock"); and

         WHEREAS,  as a condition  to the closing of the PSA,  St. Mary  desires that each of FJOG and BWOG make certain agreements,  covenants,  representations and warranties with respect to St. Mary Stock as set forth in this Agreement.

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual covenants and agreements contained herein and in the PSA, and for other good and valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         Section 1. Certain  Definitions.  For purposes of this  Agreement,  the
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following terms shall have the following respective meanings:

                  (a)  "Affiliate"  and  "Associate"  shall have the  respective
                        ---------------------------
         meanings  set  forth in Rule  12b-2  promulgated  by the SEC  under the
         Exchange Act.

                  (b) "Beneficial  Owner" and "Beneficially  Own" shall have the
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         same meanings as set forth in Rule 13d-3  promulgated  by the SEC under the Exchange  Act,  except that a Person shall also be deemed to be the
         Beneficial  Owner of all securities  which such Person has the right to acquire  pursuant to the exercise of any rights in connection  with any securities  or any  agreement,  regardless  of when such  rights may be exercised and whether they are conditional.

                  (c) "Exchange Act" shall mean the  Securities  Exchange Act of
                       ------------
         1934, as amended.

                  (d)   "Person"   shall  mean  any   individual,   partnership,
                         ------
         corporation,   limited  liability  company,  association,  joint  stock
         company, trust, joint venture, other form of business organization,  or unincorporated organization.

                  (e) "SEC" shall mean the United States Securities and Exchang
                       ---
         Commission.

                  (f) "St.  Mary Board" shall mean the Board of Directors of St.
                       ---------------
         Mary.

                  (g)  "Standstill  Period"  shall  mean  that  period  of  time
                        ------------------
         beginning upon the Closing of the PSA and ending upon the expiration of two years and six months after such closing.

All  other  capitalized  terms  used  but not  defined  herein  shall  have  the respective meanings given to them in the PSA.

         Section 2. Standstill Agreement.
                    --------------------

                  (a) No Increase in Ownership of St. Mary After Closing of PSA.
                      ---------------------------------------------------------
         Each of FJOG and BWOG  covenants  and agrees  that,  from and after the date hereof and until the expiration of the Standstill Period,  neither it nor any of its  Affiliates  or Associates  shall,  without the prior written  consent of St. Mary  specifically  expressed  in a  resolution adopted by the St. Mary  Board,  directly  or  indirectly,  purchase or cause to be  purchased  or  otherwise  acquire or agree to acquire,  or become or agree to become  the  Beneficial  Owner  of,  any  additional equity securities of St. Mary, or any additional securities convertible into or  exchangeable  for  any  equity  securities  of St.  Mary.  The foregoing shall not however apply to any securities  distributed by St.
         Mary to the holders of the St. Mary Stock, to any transfer between FJOG and BWOG or to any transfer to Flying J Inc. in accordance with Section
         2 of the Share Transfer Restriction Agreement.

                  (b) Other Prohibited Actions.  Each of FJOG and BWOG covenants
                      ------------------------
         and agrees that,  during the Standstill  Period,  neither it nor any of its Affiliates or Associates  shall,  without the prior written consent of St. Mary specifically  expressed in a resolution  adopted by the St.
         Mary Board, directly or indirectly, solicit, request, advise, assist or encourage any Person to:

                           (i) form,  join in or in any other way participate in
                  a "partnership, limited partnership, syndicate or other group"
                  within the  meaning of Section  13(d)(3) of the  Exchange  Act with respect to  securities  of St. Mary or deposit any voting
                  securities   of  St.  Mary  in  a  voting   trust  or  similar
                  arrangement  or subject any voting  securities  of St. Mary to any voting agreement or pooling  arrangement,  other than with respect  to an  arrangement  among  FJOG  and  BWOG  or  their respective  Affiliates and Associates concerning the Shares of
                  St. Mary Stock to be issued under the PSA;

                           (ii) solicit proxies or written consents with respect
                  to St.  Mary voting  securities  under any  circumstances,  or make, or in any way participate in, any  "solicitation" of any
                  "proxy" to vote any St.  Mary voting  securities,  or become a
                  "participant"  in any contested  solicitation for the election of  directors  with  respect  to St.  Mary (as such  terms are defined  or used in Rules  14a-1  and Item 4 of  Schedule  14A under the Exchange  Act),  or seek to advise or influence  any
                  Person with respect to the voting,  holding or  disposition of any St. Mary voting  securities  other than in accordance with any  solicitation or  recommendation  by the St. Mary Board or management of St. Mary;

                           (iii)  seek to  call,  or to  request  the call of, a
                  special meeting of the St. Mary stockholders, or seek to make, or make, a stockholder proposal at any meeting of the St. Mary stockholders,  or seek to make, or make,  any  nomination  for election of a director to the St. Mary Board or make a request for a list of the St. Mary stockholders;

                           (iv)  commence or announce any  intention to commence
                  any tender  offer for any shares of St.  Mary  Stock,  or file with or send to the SEC a Schedule  13D or any  amendments  to any  Schedule  13D under the  Exchange Act with respect to St.
                  Mary Stock to reflect  changes  to the  disclosures  set forth therein and  exhibits  filed  therewith,  except to the extent such  filing is solely to report one or a  combination  of (A)
                  permitted  purchases  of St.  Mary  Stock,  or  (B)  permitted dispositions of St. Mary Stock  (including  dispositions  that reduce the Beneficial  Ownership of FJOG or BWOG below 5%). In addition,  FJOG or BWOG may file a Schedule 13D to comply with amendments  after  the date  hereof  to  Section  13(d) of the
                  Exchange Act, to the rules promulgated  thereunder,  or to the
                  SEC's  interpretation  of  either of the  foregoing  (it being understood  that nothing  contained  in this Section  2(b)(iv)
                  shall be deemed to permit  any  action or  disclosure  that is otherwise prohibited by this Agreement);

                           (v)  make a  proposal  or bid  with  respect  to,  or
                  announce any  intention or desire to make, or publicly make or disclose,  or  cause  to be made or  disclosed  publicly,  any proposal  or bid  with  respect  to,  the  acquisition  of any material  portion of the  assets of St.  Mary or of all or any portion of the  outstanding  St.  Mary  Stock,  or any merger,
                  consolidation,  other  business  combination,   restructuring,
                  recapitalization,    liquidation   or   other    extraordinary
                  transaction involving St. Mary;

                           (vi)  arrange,  or in any  way  participate  in,  any
                  financing  for any  transaction  referred  to in  clauses  (i)
                  through (v) above; or

                           (vii) publicly  disclose,  or cause or facilitate the
                  public   disclosure   of   (including  by  disclosure  to  any
                  journalist or other representative of the media), any request, or  otherwise  seek (in any manner that would  require  public disclosure  by  FJOG  or  BWOG  or  any  of  their  respective
                  Affiliates  or  Associates),  to obtain  any waiver or consent under, or any amendment of, any provision of this Agreement.

         Section 3. Voting of St. Mary Stock.
                    ------------------------

                  (a) Stockholder  Meetings.  During the Standstill Period, each
                      ---------------------
         of FJOG and BWOG  shall  cause all  shares of St.  Mary  Stock that are
         Beneficially Owned by it, and/or its Affiliates or Associates, and that are  entitled to vote as of the record date for any meeting of St. Mary stockholders,  to be present for quorum purposes at such meeting and to be voted in favor of (i) the St. Mary Board's  nominees for election as directors  at such  meeting  or at any  adjournments  or  postponements thereof, and (ii) the St. Mary Board's proposals at such meeting or any adjournments or postponements thereof.

                  (b)  Further  Assurances  and  Proxies.  Each of FJOG and BWOG
                       ---------------------------------
         further  agree to take all action  necessary to carry out the intention of this Section.  In connection  with the  foregoing,  each of FJOG and
         BWOG shall  deliver to St.  Mary  executed  proxies  authorizing  those individuals  designated by the St. Mary Board in its proxy solicitation for  such  meeting  to vote  all  shares  of St.  Mary  Stock  that are
         Beneficially  Owned by each of FJOG and BWOG  and/or  their  respective
         Affiliates  or  Associates as of the record date for any meeting of St.
         Mary stockholders  during the Standstill Period in favor of (i) the St.
         Mary  Board's  nominees for election as directors at such meeting or at any  adjournments  or  postponements  thereof,  and (ii)  the St.  Mary
         Board's  proposals at such meeting or any adjournments or postponements thereof.  Such  proxies  will be coupled  with an interest and shall be irrevocable.

         Section 4.  Press  Releases  and Other  Public  Statements.  During the
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Standstill  Period,  each of FJOG and BWOG agrees that neither it nor any of its
Affiliates  or  Associates  will  issue  any  press  release,  make  any  public statement,  or issue a letter to St. Mary stockholders which contains statements about St. Mary, without obtaining the prior written consent of St. Mary.

         Section 5. Transfers of St. Mary Stock.
                    ---------------------------

                  (a) Transferees Bound. In the event that during the Standstill
                      -----------------
         Period FJOG,  BWOG or any Affiliate or Associate of either FJOG or BWOG transfers any shares of St. Mary Stock subject to this Agreement, which transfer must comply with the transfer  restrictions  set forth in that certain Share Transfer  Restriction  Agreement  dated as of January 29,
         2003 (the "Share  Transfer  Restriction  Agreement") by and among FJOG,
         BWOG  and  St.  Mary,  to any  Person  that is not a  party  hereto  or otherwise subject to the terms and provisions hereof, such Person shall take such  shares  subject to all of the terms and  provisions  of this
         Agreement  and such  transfer  shall be  effective  if and only if such
         Person  executes  and  delivers a written  agreement to St. Mary to the effect that such Person  shall be bound by the terms of this  Agreement as if such Person were an original party hereto.

                  (b) Exceptions.  The foregoing provisions of subsection (a) of
                      ----------
         this Section shall not apply to the following transactions or under the following circumstances:

                           (i) Subject to the transfer restrictions set forth in
                  the Share Transfer Restriction  Agreement,  sales of shares of
                  St. Mary Stock in open market  transactions to Persons who are unrelated to Flying J; and

                           (ii) In the  event  of an  Acquisition  of St.  Mary,
                  which for purposes of this Agreement shall mean the occurrence of any of the following events:  (A) St. Mary shall not be the surviving  entity in any merger  (other  than a merger  with a subsidiary  of St. Mary),  share  exchange,  consolidation  or other  reorganization  (or survives only as a subsidiary of an entity other than an Affiliate of St.  Mary);  or (B) St. Mary sells,  leases or exchanges  all or  substantially  all of its assets  to  any  other  Person  (other  than  a  wholly  owned subsidiary  of St.  Mary).  In the event of a tender offer for shares of St.  Mary Stock  which is  approved  by the St. Mary
                  Board  pursuant to a plan  intended to result in a  subsequent
                  Acquisition  of  St.  Mary,   FJOG,  BWOG  and  any  of  their
                  respective  Affiliates or Associates  may  participate in such tender offer,  without the restrictions of this Section,  with respect to the shares of St. Mary Stock that are  Beneficially
                  Owned by them, and the maker of such tender offer shall not be subject to the  restrictions  on transfer with respect to such shares of St. Mary Stock.

         Section  6. Stock  Certificate  Legend.  For so long as this  Agreement
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remains  in  effect,  each  certificate  representing  shares of St.  Mary Stock subject to this  Agreement  shall  bear,  in  addition  to any legend or legends required by applicable  securities laws and any other  agreements  pertaining to such shares, a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
                  SUBJECT  TO  THE PROVISIONS  OF  A  STANDSTILL
                  AGREEMENT DATED JANUARY 29, 2003, BY AND AMONG

                  THE  COMPANY AND  CERTAIN STOCKHOLDERS  OF THE
                  COMPANY, PURSUANT TO WHICH  THE ACQUISITION OF
                  ADDITIONAL  SHARES  AND  THE  VOTING  OF  SUCH
                  SHARES  ARE  SUBJECT  TO  CERTAIN   TERMS  AND
                  RESTRICTIONS.  A  COPY   OF  SUCH   STANDSTILL
                  AGREEMENT IS  ON FILE AT THE  PRINCIPAL OFFICE
                  OF THE COMPANY WHERE IT MAY BE INSPECTED.

         Section 7.  Termination.  This Agreement  shall  terminate and be of no
                     -----------
further force and effect upon the expiration of the Standstill Period.

         Section 8.  Injunctive  Relief  and  Specific  Performance.  Each party
                     ----------------------------------------------
hereto hereby  acknowledges  and agrees that irreparable harm would occur in the event any of the  provisions of this  Agreement were not performed in accordance with their specific terms or were otherwise breached,  and that damages would be an inadequate  remedy for a breach of this  Agreement.  Therefore,  it is agreed that the parties  shall be entitled to  specific  relief  hereunder,  including, without limitation,  an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and an order of specific  performance of the terms and provisions of this Agreement, in addition to any other remedy to which they may be entitled at law or in equity.  Any  requirements for the securing or posting of any bond in  connection  with  obtaining  any such  remedy are hereby waived.

         Section 9.  Representations  and  Warranties of Flying J. To induce St.
                     --------------------------------------------
Mary to enter into this Agreement and the PSA and to consummate the transactions contemplated  hereby and thereby,  each of FJOG and BWOG represents and warrants to St. Mary as follows:

                  (a) Binding Agreement. The execution, delivery and performance
                      -----------------
         of this Agreement by such party and the  consummation  by such party of the  transactions  contemplated  hereby  have  been  duly  and  validly authorized by all necessary corporate action on the part of such party.
         This Agreement has been duly executed and delivered by such party, and, assuming the valid authorization,  execution and delivery hereof by St.
         Mary,  is a valid and binding  obligation  of such  party,  enforceable against  such  party in  accordance  with  its  terms,  except  as such enforcement may be limited by bankruptcy,  insolvency,  reorganization, moratorium,  and  other  similar  laws  affecting  or  relating  to the enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

                  (b) Execution;  No  Violations.  The execution and delivery of
                      --------------------------
         this  Agreement  by such party does not, and the  consummation  by such party of the transactions  contemplated hereby will not: (i) violate or conflict  with  the  organizational  documents  of  such  party  or any agreement,  order, injunction,  decree, or judgment to which such party is a party or by which such party or any of its  respective  properties is bound;  or (ii) violate any law,  rule or  regulation  applicable to such party.

                  (c) Governmental and Other Consents.  No consent,  approval or
                      -------------------------------
         authorization of, or designation,  registration,  declaration or filing with, any  governmental  entity or third Person is required on the part of such party in  connection  with the  execution  or  delivery of this
         Agreement or the  consummation by it of the  transactions  contemplated hereby.

                  (d) Ownership of St. Mary  Securities.  Neither such party nor
                      ---------------------------------
         any of its Affiliates or Associates owns any securities of St. Mary, or any securities  convertible into or exchangeable or exercisable for any securities of St. Mary, or which, upon redemption  thereof could result in such party or any of its  Affiliates  or  Associates  receiving  any securities of St. Mary,  or options,  warrants,  contractual  rights or other  rights of any kind to acquire or vote any voting  securities  of
         St. Mary,  except the Shares of St. Mary Stock to be issued to FJOG and
         BWOG under the PSA.

         Section 10. Miscellaneous.
                     -------------

                  (a) Notices. All notices,  consents,  requests,  instructions,
                      -------
         authorizations, approvals, waivers and other communications required or permitted  by this  Agreement  shall be in writing  and shall be deemed duly given to a party when (i) delivered to the appropriate  address by hand or by  nationally  recognized  overnight  courier  service  (costs prepaid);  (ii)  sent by  facsimile  or  e-mail  with  confirmation  of transmission  by the  transmitting  equipment;  or  (iii)  received  or rejected by the addressee,  if sent by certified  mail,  return receipt requested,  in each case to the addresses,  facsimile numbers or e-mail addresses  and marked to the attention of the person (by name or title)
         designated  in the PSA (or to such  other  address,  facsimile  number,
         e-mail  address  or person as a party  may  designate  by notice to the other parties).

                  (b) Entire  Agreement.  This  Agreement  sets forth the entire
                      -----------------
         understanding of the parties with respect to the subject matter hereof.

                  (c) Binding  Effect.  Except as otherwise  expressly set forth
                      ---------------
         herein,  this  Agreement  shall  inure to the  benefit of, and shall be binding upon,  the parties  hereto,  their  respective  Affiliates  and
         Associates,  and their  respective  successors  and permitted  assigns.
         Nothing in this Agreement,  expressed or implied, is intended to confer on any  Person  other  than the  parties  hereto  or  their  respective
         Affiliates,  Associates,  successors and permitted  assigns any rights, remedies,  obligations  or  liabilities  under  or by  reason  of  this
         Agreement.

                  (d) Assignment.  Neither FJOG nor BWOG , nor their  respective
                      ----------
         Affiliates  or  Associates,  may assign their rights or delegate  their
         obligations  hereunder  (whether  voluntarily,   involuntarily,  or  by
         operation of law) without the prior  written  consent of St. Mary.  Any such attempted assignment shall be null and void.

                  (e) Further  Assurances.  Each of FJOG and BWOG agrees that at
                      -------------------
         any time and from time to time,  upon the written  request of St. Mary,
         FJOG and BWOG shall  execute and deliver such further  documents and do such  further  acts and things as St.  Mary may  reasonably  request to effect the purposes of this Agreement.

                  (f)  Amendments.  This  Agreement  may be  amended  only by an
                       ----------
         agreement in writing executed by each of the parties hereto.

                  (g) Waiver.  The  observance of any term of this Agreement may
                      ------
         be waived  only with the  written  consent  of the party to be bound by such waiver. No failure on the part of a party to exercise any right or remedy shall operate as a waiver thereof.

                  (h)  Governing  Law. This  Agreement  shall be governed by and
                       --------------
         construed and  interpreted in accordance  with the laws of the State of
         Colorado,  without regard to any conflict of laws  provisions  thereof, except that the  Delaware  General  Corporation  Law shall govern as to matters of corporate  law  pertaining  to St. Mary and the Utah Revised
         Business  Corporation  Act shall govern as to matters of corporate  law pertaining to FJOG and BWOG.

                  (i)  Jurisdiction and Venue. The parties hereto agree that any
                       ----------------------
         actions,  suits  or  proceedings  arising  out of or  relating  to this
         Agreement,  the  transactions   contemplated  hereby  or  any  document
         referred  to herein  shall be  brought  solely and  exclusively  in the courts  of the  State of  Colorado  located  in the City and  County of
         Denver,  Colorado  and/or the  courts of The  United  States of America located  in the City and County of Denver,  Colorado  (and the  parties agree not to commence any action,  suit or proceeding  relating thereto except in such courts),  and further agree that service of any process, summons,  notice or document by U.S.  registered mail to the respective addresses  referred  to in  Section  10(a)  hereof  shall be  effective service of process  for any such  action,  suit or  proceeding  brought against  any  party in any such  court.  The  parties  irrevocably  and unconditionally  waive  any  objection  to the  laying  of venue of any action,  suit  or  proceeding  arising  out of  this  Agreement  or the transactions  contemplated  hereby,  in  the  courts  of the  State  of
         Colorado or The United States of America located in the City and County of Denver, Colorado, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such  court  that any such action,  suit or proceeding  brought in any such court has been brought in an inconvenient forum.

                  (j)  Severability.   If  any  term,  provision,   covenant  or
                       ------------
         restriction  of  this  Agreement  is  held  by  a  court  of  competent jurisdiction to be invalid, void or unenforceable under applicable law, the remainder of the terms,  provisions,  covenants and restrictions of this  Agreement  shall  remain in full force and effect and shall in no way be  affected,  impaired or  invalidated,  and the term,  provision,
         covenant  or  restriction   that  is  held  to  be  invalid,   void  or
         unenforceable  shall be modified so that it accomplishes to the maximum extent possible the original business purpose of such term,  provision, covenant or restriction in a valid and enforceable manner.

                  (k)  Attorney  Fees.  If any  action  at law or in  equity  is
                       --------------
         necessary  to enforce or  interpret  the terms of this  Agreement,  the prevailing party shall be entitled to recover reasonable attorney fees, costs and  necessary  disbursements  in addition to any other relief to which such party may be entitled.

                  (l)  Adjustments  in  Capitalization.  The shares of St.  Mary
                       -------------------------------
         Stock subject to this Agreement shall be subject to  proportionate  and appropriate  adjustment  in the event of any  change  in the  number of outstanding  shares of St.  Mary Stock that occurs by reason of a stock dividend or split, recapitalization, reclassification, or other similar change in capitalization by St. Mary.

                  (m) Headings. The headings,  subheadings and other captions of
                      --------
         this Agreement are for  convenience and reference only and shall not be used in interpreting,  construing or enforcing any of the provisions of this Agreement.

                  (n) Counterparts and Facsimile Signatures.  This Agreement may
                      -------------------------------------
         be executed in any number of  counterparts,  and signature pages may be delivered by facsimile transmission.

                            [Signature page follows]

         IN WITNESS WHEREOF, this Standstill Agreement has been duly executed on behalf of each of the parties hereto by their duly authorized representatives as of the date first above written.

ST. MARY LAND & EXPLORATION COMPANY,
a Delaware corporation

By:/s/ MILAM RANDOLPH PHARO
   --------------------------------------
   Milam Randolph Pharo, Vice President -
   Land and Legal

FLYING J OIL & GAS INC.,
a Utah corporation

By:/s/ JOHN R. SCALES
   --------------------------------------
   John R. Scales, President

BIG WEST OIL & GAS INC.,
a Utah corporation

By:/s/ JOHN R. SCALES
   --------------------------------------
   John R. Scales, President

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